UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 Second Avenue, Suite 3320
Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2019

Date of reporting period: January 1, 2019 - June 30, 2019

Kavilco Incorporated

Report to Shareholders And Notice of Annual Meeting

2019

June 30, 2019 (unaudited financial statements)

ITEM 1.	HIGHLIGHTS FROM THE 2019 REPORT TO SHAREHOLDERS

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that only letters from the CEO and CFO, shareholder meetings announcements, portfolio, and financial issues from Kavilco's report to shareholders are attached to the N-CSRS. Not included are general photos, general articles, and an In Memoriam listing of deceased original shareholders.

46th Annual Meeting of Shareholders

The 46th Annual Meeting of Shareholders is scheduled for Saturday, November 9, 2019 at The Landing in Ketchikan, Alaska.

Registration will take place from 11:00 a.m. to Noon in the Sunny Point conference room.

The shareholder meeting will be from 1:00 pm to 3:00 pm.

The primary items of business are the approval of the Corporation’s independent public accountants and the election of Directors. Directors who are up for re-election this year are Eleanor Hadden, Director, Laird A. Jones, Board Secretary, and Melanie Young, Director. The Board recommends re-election of all three members.

“Your Ballot and Proxy Statement will be mailed in October of this year.” If you are unable to attend the Annual Meeting in Ketchikan it is very important that you MAIL YOUR BALLOT IN, we ask that you vote “discretionary” on the Management Ballot.

We urge you to come to the Annual Meeting of Shareholders. Attendance at the shareholder meetings helps to maintain good communication and understanding.

The Annual Shareholder Dinner will be held in the Sunny Point Conference Room on Saturday, November 9, 2019 in the evening at The Landing in Ketchikan for shareholders, their family, and guests; doors will open at 5:30 pm. There is no charge for dinner, as always.

The Kasaan Haida Heritage Foundation will be holding their auction at the Annual Shareholder Dinner again this year. If you have any items to donate or would like to volunteer to help out at the auction, please contact Jeane Breinig at jeane@gci.net.

Greetings To Our Shareholders From Your President

It seems most of my annual reports start with the surprises found upon returning to Kasaan for the summer and this year was no different. As a matter of fact, there were several surprises starting with the need to replace the 275-gallon fuel tank used for bunkhouse heating.

Several improvements were made on the Kavilco bunkhouse / office this year. In addition to the replacement of the fuel tank, the electric meter was replaced by Alaska Power and Telephone and the electrical panel was replaced by Tongass Electrical of Coffman Cove. Working with OVK (Organized Village of Kasaan), the finishing touches were completed on the painting of the bunkhouse.

Speaking of OVK, their Department of Transportation has completed 90% of the roads to Kavilco Shareholder lots and this has added to the value of these lots; the last 10% of the road construction was interrupted by a land slide blocking the Kasaan road to the Thorne Bay Highway. OVK got the contract to clear the road and build a barrier to block minor slides before they reach Kasaan Road.

Last Frontier Foresters rented out the bunkhouse this summer to house a thinning crew to work on Kavilco’s timber holdings. The work done is important to assist the growth of the next generation of saleable timber.

Speaking of timber, the board of directors has spent many hours looking into the possibility of selling carbon credits. To make a long story short, carbon credits are developed when a company such as Sealaska or Kavilco commit to not harvesting timber or brush land for a specified period of time, such as 75 years. The concept of doing this is simple enough for most companies because most companies are not registered with the Securities Exchange Commission (SEC). Although this SEC registration complicates Kavilco’s interest in Carbon Credits it also adds a huge layer of protection for Kavilco Shareholders.

Work and planning continues at the Whale House Park following the incredibly successful restoration of the Whale House leading to the 2017 rededication celebration that brought eight hundred to a thousand people to Kasaan. Dignitaries from around Southeast also attended the rededication celebration such as Edward Thomas, President Emeritus of Tlingit &Haida Central Council; and Tlingit & Haida Central Council President Richard Peterson as our master of ceremonies to name just a few.

Most recently, the Kasaan Haida Heritage Foundation (KHHF) commissioned Stormy Hamar, lead artist in the Whale House restoration project, to restore the free standing Brown Bear at the park witch stands about six feet. Funds to do this come from the KHHF annual Shareholders dinner and auction. In addition to money raised at the auction, donations made in memory of shareholders no longer with us, brings the total up a substantial amount.

The Brown Bear is just the beginning for the next major project that KHHF has in their sights. The totem poles standing in Whale House Park are all in need of their own restoration; all of which are in different states of disrepair. Hats off to KHHF and OVK for all the work they have done and continue to do.

I would encourage anyone who has not attended our annual meeting and dinner to do so, as it has evolved over the years to become a lot of fun and a good time to meet fellow shareholders.

Sincerely,

/s/ Louis L. Jones, Sr.

Louis L. Jones, Sr., President

Greetings To Our Shareholders From Your CFO

In the March 2019 newsletter it was pointed out that reinvestment risk still plagues Kavilco’s investment income (dividend and interest income). That is, bonds purchased over seven years ago had substantially higher interest rates than are available in today’s bond market. The only alternative is to purchase dividend yielding stocks. Unfortunately, maturing bond yields were substantially higher than stock dividend yields. So far this year a $250,000 bond maturated with a yield of 5.3%. For the remaining part of 2019, $855,000 bonds will mature with yields ranging from 4.16% to 5.3%. Unfortunately, the yields on long dated bonds (pursuant to Kavilco’s investment strategy long-dated bonds have a maturity not to exceed 8 years) range from 1.9% for Treasury bonds to 3.29% investment grade corporate bonds. As usual, it will be very difficult to overcome the loss of interest income from stock dividends. A number of Alaska Native Corporations have sold carbon credits to California corporations that are deemed to emit carbon dioxide and are penalized for their emissions. In order to offset the penalties a timber based corporation conducts a survey by a forester to determine how much carbon can be stored in the trees (referred to as carbon credits). These credits can be sold to California Corporation’s with the requirement not to harvest their timber for, let’s say, 50 years. In 2018 the board of directors entertained three proposals to sell carbon credits. Kavilco’s primary problem dealing with credits is that we are subject to Securities and Exchange along with onerous Internal Revenue Service regulations. Among the rules is a requirement that at least 90 percent of gross income must be derived from dividends, interest, and gains from the sale of stock or securities. Based upon our research, credits are not securities as defined by the regulatory authorities (a primary requirement for all investments).

We are exploring a possible way to sell Kavilco's carbon credits and still be in compliance with the 90 percent income test, however; our CPA’s and legal council will need to review this new strategy. It should be noted that a violation of the income test would have a devastating impact on our earnings and a material erosion of our investments along with cost dealing with the regulatory authorities.

In the Statement of Operations there is an unrealized gain of $3,628,483. This gain relates only to an accounting adjustment that an investment company must include in the financial statements. This gain does not enter into the shareholder dividend calculation because it is not considered a taxable gain pursuant to IRS regulations.

On the taxable income front, which the shareholder dividend is predicated on, earnings from interest and dividends are pretty close to last year’s figures. Once again, maturities on corporate bonds with high yields will depress earnings in the second half of the year. When we started out in this venture some eight years ago the entire portfolio was made up of corporate bonds. With the gradual decline in interest rates and associated risk of default corporate bonds were not an option. Instead, dividend yielding stocks replace interest bearing securities and within the next year Kavilco’s portfolio will be entirely made up of stocks.

Sincerely,

/s/ Scott Burns

Scott Burns, Chief Financial Officer

Financial Statements (Unaudited) June 30, 2019

The unaudited financial statements for the six months ending June 30, 2019 are included in this report.

The audited financial statements dated December 31, 2018, were sent to shareholders on February 23, 2019 and will not be duplicated here. A copy of the audited financial statements can be mailed to shareholders within three working days by contacting Kavilco’s Corporate Secretary at 800.786.9574 or 206.624.6166.

STATEMENT OF ASSETS AND LIABILITIES

ASSETS
Investments in securities, at fair value (cost $33,977,790)	$ 36,376,348
Real estate, at fair value (cost $1,054,089)	6,077,000
Cash and cash equivalents	68,081
Operating lease right-of-use asset	92,970
Interest receivable	20,734
Premises and equipment, net	12,804
Prepaid expenses and other assets	38,276
Total assets	$ 42,686,213
LIABILITIES
Current
Accounts payable and accrued expenses	$ 22,569
Dividends payable	81,337
Operating lease liability	40,319
Total current liabilities	144,225

Operating lease liability - non-current	53,427
Total liabilities	197,652
NET ASSETS	$ 42,488,561
Net assets consist of:
Distributable earnings	$ 3,095,459
Contributed capital	39,393,102
Total net assets	$ 42,488,561
Net asset value per share of Class A and Class B common
stock ($42,488,561 divided by 12,000 shares outstanding)	$ 3,540

Financial Statements (unaudited) June 30, 2019

SCHEDULE OF INVESTMENTS

	Principal Amount or Shares	Fair Value
INVESTMENTS IN SECURITIES
U.S. Corporate Bonds - 2.3%
American Depository Receipts - 0.6%
Deutsche Telekom, 6.000%, due July 8, 2019	250,000	$ 250,135

Consumer Staples - 0.8%
Yum! Brands Inc, 5.300%, due September 15, 2019	355,000	355,888

Information Technology - 0.8%
Adobe Systems, Inc., 4.750%, due February 1, 2020	100,000	101,363
Oracle Corp., 5.000%, due July 8, 2019	250,000	250,102
Total Information Technology		351,465

Total U.S. Corporate Bonds (Cost $955,700)		957,488

U.S. Common Stock - 81.8%
American Depository Receipts - 2.5%
Atlantic Power Corp.	2,700	6,534
Eaton Corp, PLC	1,400	116,592
Enbridge Inc.	11,193	403,844
GW Pharmaceuticals, PLC	300	51,717
Invesco Limited	6,300	128,898
Obsidian Energy, Ltd.	485	577
Royal Dutch Shell, PLC	4,300	282,682
Schlumberger, Ltd.	1,200	47,688
Wheaton Precious Metals Corp.	700	16,926
Total American Depository Receipts		1,055,458

Consumer Discretionary - 0.9%
Genuine Parts Co.	3,400	352,172
Ryman Hospitality Properties, Inc.	600	48,654
Total Consumer Discretionary		400,826

Consumer Staples - 1.6%
Coca Cola Company	6,700	341,164
The Kraft Heinz Company	4,900	152,096
Proctor & Gamble Co.	1,800	197,370
Total Consumer Staples		690,630

Energy - 3.1%
Chevron Corp.	1,800	223,992
Diamond Offshore Drilling, Inc.	1,515	13,438
Exxon Mobil Corp.	5,000	383,150
Kinder Morgan, Inc.	19,919	415,909
Phillips 66	500	46,770
Valero Energy Corp.	570	48,798
Williams Companies, Inc.	6,784	190,223
Total Energy		1,322,280

Financials - 23.3%
AvalonBay Communities, Inc.	1,750	355,565
Digital Realty Trust, Inc.	3,310	389,885
EPR Properties	1,900	141,721
Equity Residential Properties Trust	3,000	227,760
Essex Property Trust, Inc.	400	116,772
HCP, Inc.	7,700	246,246
Healthcare Realty Trust, Inc.	5,425	169,911
Highwoods Properties, Inc.	1,300	53,690
Hospitality Properties Trust	13,400	335,000
Iron Mountain, Inc.	8,100	253,530
JP Morgan Chase & Co.	1,870	209,066
Kimco Realty Corp.	5,800	107,184
Lamar Advertising Company	6,400	516,544
Liberty Properties Trust	16,040	802,642
LTC Properties, Inc.	8,330	380,348
Macerich Company	1,500	50,235
Mack Cali Realty Corp.	5,600	130,424
National Retail Properties, Inc.	1,470	77,925
Omega Healthcare Investors, Inc.	5,831	214,289
Prudential Financial, Inc.	1,000	101,000
Public Storage, Inc.	1,000	238,170
Realty Income Corp.	12,255	845,227
Redwood Trust, Inc.	2,600	42,978
RMR Group, Inc., The	274	12,873
Sabra Health Care REIT, Inc.	2,970	58,479
Senior Housing Properties Trust	10,400	86,008
Simon Property Group, Inc.	550	87,868
Spirit Realty Capital, Inc.	1,250	53,325
Stag Industrial, Inc.	14,530	439,387
T Rowe Price Group, Inc.	5,300	581,463
Tanger Factory Outlet Center	10,800	175,068
Ventas, Inc.	13,200	902,220
Vornado Realty Trust	2,500	160,250
Washington REIT	6,600	176,418
Wells Fargo & Co.	9,540	451,433
Welltower, Inc.	8,810	718,279
Total Financials		9,909,183

Health Care - 2.8%
Abbvie, Inc.	1,000	72,720
Amgen, Inc.	2,380	438,587
Bristol Myers Squibb	6,900	312,915
Merck & Co, Inc.	3,125	262,031
Pfizer, Inc.	2,500	108,300
Total Health Care		1,194,553

Industrials - 1.6%
General Electric Co.	24,550	257,775
Pitney Bowes, Inc.	3,000	12,840
United Parcel Service	3,670	379,001
Wabtec Corp	131	9,401
Total Industrials		659,017

Information Technology - 4.0%
Cisco Systems, Inc.	6,250	342,063
International Business Machines (IBM) Corp.	3,870	533,673
Paychex, Inc.	9,925	816,728
Total Information Technology		1,692,464

Master Limited Partnerships - 6.6%
Amerigas Partners LP	7,230	251,893
Blackstone Group LP	11,800	524,156
Buckeye Partners LP	6,472	265,676
CVR Partners LP	4,760	19,468
Energy Transfer Partners LP	15,960	224,717
Enterprise Products Partners LP	18,600	536,982
Magellan Midstream Partners LP	7,600	486,400
MPLX LP	2,180	70,174
Nustar Energy LP	4,100	111,274
Plains All American Pipeline LP	3,914	95,306
Suburban Propane Partners LP	3,200	77,728
Targa Resources Corp.	1,160	45,542
TC Pipelines LP	2,300	86,526
Total Master Limited Partnerships		2,795,842

Materials - 0.2%
International Paper Co	1,900	82,308

Mutual Funds - 2.3%
Blackrock Global Floating Rate Income Fund	3,179	39,483
John Hancock Preferred Income Fund	3,284	76,090
iShares Investment Grade Corp. Bonds	640	79,597
iShares US Preferred ETF	2,516	92,715
iShares 1-3 Year Treasury Bond	7,200	610,416
SPDR Barclays High Yield Bond ETF	866	94,342
Total Mutual Funds		992,643

Telecommunication Services - 6.4%
AT & T, Inc.	29,570	990,891
Centurylink, Inc.	6,900	81,144
Consolidated Communications	9,600	47,328
Verizon Communications	28,110	1,605,925
Total Telecommunication Services		2,725,288

Utilities - 26.4%
Alliant Energy Corp.	14,900	731,292
American Electric Power, Inc.	8,240	725,202
Centerpoint Energy, Inc.	19,800	566,874
Consolidated Edison, Inc.	8,100	710,208
Dominion Energy, Inc.	10,900	842,788
Duke Energy Corp.	9,095	802,543
Entergy Corp.	4,170	429,218
Eversource Energy	10,481	794,041
Exelon Corp.	6,500	311,610
Firstenergy Corp.	7,605	325,570
NextEra Energy, Inc.	3,170	649,406
OGE Energy Corp.	8,900	378,784
Oneok Inc.	1,600	110,096
PPL Corporation	13,945	432,435
Public Service Enterprise Group, Inc.	12,000	705,840
Sempra Energy Corp.	1,740	239,146
Southern Company	14,730	814,274
WEC Energy Group, Inc.	10,840	903,731
Xcel Energy, Inc.	12,770	759,687
Total Utilities		11,232,745
Total U.S. Common Stock (Cost $32,356,467)		34,753,237
Cash Equivalents - 1.6%
Total Cash Equivalents (Cost $665,623)		665,623
Other Net Assets - 14.4%
Total Other Net Assets ($6,112,213)		$ 6,112,213
TOTAL NET ASSETS (Cost $40,090,003)		$ 42,488,561

Financial Statements (Unaudited) June 30, 2019

STATEMENT OF OPERATIONS

Investment Income
Interest	$ 34,053
Dividends	661,905
Total investment income	695,958
Expenses
Salaries and benefits	183,021
Directors' compensation and expenses	124,041
General and administrative	49,856
Insurance	41,077
Lease expense	22,321
Professional fees	24,987
Custodian	5,814
Total expenses	451,117
Net investment income	244,841
Unrealized Gain on Investments
Net change in unrealized appreciation on investments	3,628,483
Total unrealized appreciation on investments	3,628,483
Net Operating Gain	3,873,324
Other Income and Expense, net	200,375
Net Increase in Net Assets Resulting From Operations	$ 4,073,699

STATEMENT OF CHANGES IN NET ASSETS

Financial Statements (Unaudited) June 30, 2019

	June 30, 2018	June 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$ 258,872	$ 297,725
Net realized loss on investments	(17,728)	38,222
Net change in unrealized depreciation on investments	(1,161,635)	(202,430)
Other income and expense, net	142,740	64,380

Net increase (decrease) in net assets resulting from operations	(777,751)	197,897
Dividends and Distributions to Shareholders	(132,000)	(204,000)
Total decrease in net assets	(909,751)	(6,103)
Net Assets
Beginning of year	40,872,380	40,899,928
Six months ending June 30, 2018 and 2017 (includes undistributed
ordinary (loss) income of ($1,913,942) and $65,258, respectively)	$ 39,962,629	$ 40,893,825

FINANCIAL HIGHLIGHTS

Financial Statements (Unaudted) June 30, 2019

Per share operating performance (for a share of Class A and Class B capital stock outstanding):
	Six Months Ended		Years Ended
	June 30, 2019	June 30, 2018	2018	2017	2016	2015	2014
Net asset value, beginning of year	$ 3,230	$ 3,406	$ 3,406	$ 3,408	$ 3,096	$ 3,381	$ 3,321
Income from investment and real estate operations
Net investment income	20	22	53	56	68	72	83
Net realized and unrealized appreciation (depreciation)
on investment and real estate transactions	302	(99)	(165)	32	335	(267)	64
Net other income	17	12	17	10	14	17	16
Total from investment and real estate operations	339	(65)	(95)	98	417	(178)	163
Less dividends and distributions	(29)	(11)	(81)	(100)	(105)	(107)	(103)
Net asset value, end of year	3,540	$ 3,330	$ 3,230	$ 3,406	$ 3,408	$ 3,096	$ 3,381
Total return	9.58%	(1.95)%	(2.94)%	2.88%	12.24%	(5.77)%	4.82%
Supplemental Data:
Net assets, end of period (in thousands)	$ 42,488	$ 39,963	$ 38,763	$ 40,872	$ 40,900	$ 37,154	$ 40,577
Ratio to average net assets
Expenses	1.11%	1.10%	2.22%	2.08%	2.08%	2.29%	2.03%
Net investment income	0.60%	0.64%	1.59%	1.63%	2.10%	2.24%	2.46%
Portfolio turnover rate	0.75%	2.19%	11.81%	29.18%	15.39%	8.85%	11.00%

Financial Statements (Unaudited) June 30, 2019 ~ Notes

Note 1. Organization

Kavilco Incorporated ("the Company") is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act ("ANCSA") of 1971. Under ANCSA, the Native claims to land in Alaska were settled in exchange for part of the state's land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. The Company was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Company began to operate as a self-managed, closed end management investment company, as defined by the Investment Company Act of 1940 ("the Act"). The Company is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend, distribution policies, operations, and reporting requirements. The Company's investment decisions focus primarily on large-cap dividend equity investments and fixed income investments, are made by management under the direction of the Board of Directors.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on deposit with banks. The Company considers all highly liquid instruments with a maturity of three months or less to be cash equivalents. The Company has cash balances in excess of federally insured limits.

Valuation of Investments

All investments are recorded at estimated fair value, as described in Note 3.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the last in, first out (“LIFO”) method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date. Unrealized gains and losses are included in the statement of operations.

Leases

The Company determines if an arrangement is a lease at inception. Operating leases are included in operating lease right-of-use (“ROU”) assets and operating lease liabilities in the statement of assets and liabilities.

ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. The Company’s office lease does not provide an implicit rate; therefore, the Company used its incremental borrowing rate based on the estimated rate of interest for collateralized borrowing over a similar term of the lease payments at commencement date. The operating lease ROU asset also includes any lease payments made and excludes lease incentives. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

Federal Income Taxes

The Company files income tax returns in the U.S. federal jurisdiction and Alaska State.

The Company's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute at least 90% of its net investment taxable income to its shareholders. Generally, no federal income tax provision is required for the Company.

The Company records a liability, if any, for unrecognized tax benefits resulting from uncertain income tax positions taken or expected to be taken in an income tax return. No liability has been recorded for uncertain tax positions or related interest or penalties as of June 30, 2019.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States.

Directors' Compensation and Expenses

Each member of the Board of Directors receives compensation for each board meeting attended during the year, in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to Board meetings. In addition to meeting related expenses, the Company pays for the medical insurance of certain directors.

Note 3. Fair Value Measurements

Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market based measurement determined based on assumptions that market participants would use in pricing an asset or liability. There are three levels that prioritize the inputs used in measuring fair value as follows:

•         Level 1: Observable market inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities;

•         Level 2: Observable market inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and

•         Level 3: Unobservable inputs where there is little or no market data, which require the reporting entity to develop its own assumptions.

An asset's or liability's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The following is a description of the valuation methodologies used for assets measured at fair value, including a general description of the asset.

Equity securities (common stock)

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate bonds

The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Real Estate

Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Fair value of real estate is determined by management based on a Certified Forester's opinion as to the current value and status of the land, along with other factors. Other relevant factors include the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process. Real estate is included in Level 3 of the fair value hierarchy.

The following table presents information about the Company's investments in securities and real estate measured at fair value as of June 30, 2019:

	Level 1	Level 2	Level 3	Balance
Investments in Securities
U.S. Corporate Bonds	$ -	$ 957,488	$ -	$ 957,488
U.S. Common Stock	34,753,237			34,753,237
Money Market Fund	665,623			665,623
	$ 35,418,860	$ 957,488	$ -	$ 36,376,348
Real Estate	$ -	$ -	$ 6,077,000	$ 6,077,000

The Company recognizes transfers between Level 1 and 2 at the end of the reporting period. As of June 30, 2019, no significant transfers between Level 1 or 2 occurred.

At June 30, 2019, there were no realized gain (loss), cost of purchases, proceeds from sales, or transfers in or out of Level 3 at the end of the reporting period. Refer to Note 4 (Real Estate) for a description of the fair value of the real estate and any unrealized gain (loss) during the periods presented in these financial statements.

Note 4. Real Estate

At June 30, 2019, the Company owns fee title to the surface estate of 22,946 acres of real estate located in southeast Alaska.

As of June 30, 2019, there is no commercially viable timber on the real estate and the Company has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

The financial statements include real estate valued at $6,077,000 in 2018, the value of which was determined by an independent appraisal. There was no change in the value at June 30, 2019 from December 31, 2018.

Note 5. Trading Risk

In the normal course of business, the Company enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Company's exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Company's portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of the counterparty to perform according to the terms of a contract. The Company's exposure to credit risk associated with counterparty nonperformance includes cash deposits that may exceed applicable insurance limits. The Company seeks to control such credit risk by maintaining deposits with only high quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counterparty exposure due to the requirements of the individual exchanges.

Note 6. Investment Transactions

Purchases of investment securities (common stock and publicly traded partnerships) aggregated $2,760,248 for the six month period ended June 30, 2019 and sales and maturities of investment securities (consisting of corporate bonds) aggregated $250,000 for the six month period ended June 30, 2019.

The U.S. federal income tax basis of the Company's investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U.S. federal income tax purposes is $5,269,039 and $2,870,481, respectively, as of June 30, 2019.

Note 7. Premises and Equipment

The following is a summary of premises and equipment at June 30, 2019:

Building	$ 170,601
Furniture, fixtures, and equipment	82,613
253,214
Less accumulated depreciation	(240,410)
$ 12,804

All assets are recorded at cost less accumulated depreciation. Depreciation is computed on the method over the estimated useful lives of the related assets, which range from 5 to 15 years. Depreciation expense was $3,024 for the six months ended June 30, 2019.

Note 8. Lease Obligation

The Company leases office space under a 5 year non-cancelable operating lease agreement, which terminates September 30, 2021. The Company used an incremental borrowing rate of 2.58% resulting in an operating lease right-of-use asset of $192,551 at inception of the lease. Future minimum lease commitments under this non-cancelable operating lease are as follows:

2019	$ 20,988
2020	42,843
2021	32,787
$ 96,618

Operating lease expense for the six months ended June 30, 2019 was $22,321.

Note 9. Net Assets

Upon organization of the Company, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Company pursuant to ANCSA. The Company utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock or are gifted stock.

The Company's capital structure is as follows:

•         Common stock:

-    Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 11,082.84 shares

-    Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 917.17 shares

Note 10. Dividends and Distributions to Shareholders

On March 15, 2019, a distribution of $29.00 per share was declared. The dividend was paid on March 21, 2019, to shareholders of record on March 18, 2019.

The tax character of distributions paid during the six months ended June 30, 2019 and the years ended December 31, 2018 and 2017 were as follows:

		June 30, 2019	2018	2017
Distributions paid from:
	Ordinary income	$ 348,000	$ 420,895	$ 994,366
	Long-term capital gain	-	551,106	205,635
		$ 348,000	$ 972,001	$ 1,200,001

As of June 30, 2019 and the years ended December 31, 2018 and 2017, the components of distributable earnings on a tax basis were as follows:

	June 30, 2019	2018	2017
Undistributed ordinary income	$ 471,106	$ 373,890	$ 157,444
Net unrealized appreciation (depreciation) on:
Investments	(2,398,558)	(1,219,778)	1,130,842
Real estate	5,022,911	5,022,911	4,885,816
	$ 3,095,459	$ 4,177,023	$ 6,174,102

Note 11. Schedule of Investments

Investments are categorized by type, country, and industry. The industry category represents management's belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the fair value of each category by net assets.

Note 12. Pension Plan

Employees of the Company are covered by a defined contribution pension plan. The Company contributes 20% of each participant's compensation to the plan. The Company's contributions during the year ended June 30, 2019, totaled $21,168.

Note 13. Other Income and Expense

The Company earned income of $188,400 for the six month period ended June 30, 2019, respectfully, as a result of ANCSA Section 7(i), which requires regional corporations to distribute 70% of any net revenues derived from timber resources and the subsurface estate to other regional corporations, which then redistribute under Section 7(j) 50% of such amounts to the village corporations and at large shareholders.

Other income also includes $11,975 of lease and rental income for the six months ended June 30, 2019.

Officers and Directors

Louis Jones, Sr., President

Marie Miller, Vice President

Laird A. Jones, Secretary

Scott Burns, Chief Financial Officer

Jeane Breinig, Director

Kenneth Gordon, Director

Eleanor Hadden, Director

Ramona Hamar, Director

Frederick O. Olsen, Jr., Director

Melanie Young, Director

32 Years of Dividend Distributions
1980 INITIAL DISTRIBUTION	$3,000,000
1981 Debenture	1,200,000
1981 Alaska Native Fund	283,282
1982 Debenture	1,200,000
1983 Alaska Native Fund	69,940
1983 Debenture	1,200,000
1984 Debenture	1,200,000
1984 Dividend	120,000
1985 Debenture	1,200,000
1986 Dividend	120,000
1986 Debenture	1,200,000
1987 Debenture	1,200,000
1987 Property Dividend	236,066
1987 Dividend	120,000
1988 Debenture	1,200,000
1989 Debenture	1,200,000
1989 Dividend	240,000
1990 Debenture	1,200,000
1990 Dividend	600,000
1991 Dividends	1,080,000
1992 Dividends	960,000
1993 Dividends	1,214,400
1994 Dividends	1,248,300
1995 Dividends	1,728,000
1996 Dividends	1,927,680
1997 Dividends	1,992,000
1998 Dividends	1,956,003
1999 Dividends	2,027,167
2000 Dividends	1,811,000
2001 Dividends	1,932,000
2002 Dividends	1,764,000
2003 Dividends	1,650,000
2004 Dividends	1,215,000
2005 Dividends	1,009,200
2006 Dividends	1,065,000
2007 Dividends	1,188,001
2008 Dividends	1,140,000
2009 Dividends	1,236,000
2010 Dividends	1,032,000
2011 Dividends	1,080,000
2012 Dividends	1,085,899
2013 Dividends	1,369,200
2014 Dividends	1,239,240
2015 Dividends	1,284,000
2016 Dividends	1,260,000
2017 Dividends	1,200,000
2018 Dividends	972,000
Total Distributions	$55,455,128
Per 120 Original Shareholders	$462,128
ITEM 2.	CODE OF ETHICS.
Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSRS.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's President and Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSRS:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12(a)(1)	Certification of President

12(a)(2)	Certification of Chief Financial Officer

SIGNATURES Date: August 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Louis L. Jones, Sr.

Louis L. Jones, Sr.

President

___________________________________

Date: August 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Scott Burns

Scott Burns

Chief Financial Officer